UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2006 (July 10, 2006)

                          Brookdale Senior Living Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                         001-32641            20-3068069
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(State or other jurisdiction of            (Commission         (IRS Employer
        incorporation)                     File Number)      Identification No.)


 330 North Wabash Avenue, Suite 1400, Chicago, Illinois           60611
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          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

         On July 10, 2006, Brookdale Senior Living Inc. (the "Company") filed with the Securities and Exchange Commission Amendment No. 1 to its Registration Statement on Form S-1 (No. 333-135030) in which the Company made certain statements in the section entitled "Prospectus Summary -- Recent Developments -- Recent Results of Operations for Brookdale" regarding the quarter ended June 30, 2006, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

99.1 Excerpt from the prospectus included in Amendment No.1 to the Registration Statement on Form S-1 (No. 333-135030) under the caption "Prospectus Summary -- Recent Developments -- Recent Results of Operations for Brookdale".



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BROOKDALE SENIOR LIVING INC.
                                     (Registrant)

                                      /s/ Deborah C. Paskin
                                     ------------------------------------------
                                     Deborah C. Paskin
                                     Executive Vice President, Secretary and
                                     General Counsel


Date: July 10, 2006

                                 EXHIBIT INDEX

Exhibit Number     Exhibit
--------------     ------------------------------------------------------------

99.1 Excerpt from the prospectus included in Amendment No.1 to the Registration Statement on Form S-1 (No. 333-135030) under the caption "Prospectus Summary -- Recent Developments -- Recent Results of Operations for Brookdale".